UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

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March 24, 2011 TO: Participants in EQT Corporation Employee Savings Plan (401(k) Plan) Participants in EQT Corporation Employee Savings and Protection Plan (401(k) Plan) Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Tuesday, May 10, 2011. Included is a direction card explaining the ways in which you may submit your voting instructions for the vested and unvested shares of EQT Corporation common stock held in your 401(k) Plan account. The shares of EQT Corporation common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions. Please note that if your instructions are not received by Thursday, May 5, 2011, the Plan Trustee will vote such uninstructed shares in accordance with the Trust Agreement entered into between EQT Corporation and Fidelity. Please submit your voting instructions as soon as possible. Thank you. FIDELITY MANAGEMENT TRUST COMPANY Boston, Massachusetts

Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your direction card. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/eqt Use the Internet to vote your proxy. Have your direction card in hand when you access the web site. EQT CORPORATION TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your direction card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your direction card. To vote by mail, mark, sign and date your direction card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# 91995-bl Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 5. Recommendation on the frequency with which the Company should hold an advisory vote on executive compensation 2. Ratify Appointment of Ernst & Young LLP as independent registered public accountants 3. Approval of the 2011 Executive Short-Term Incentive Plan 6. Approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections 7. Approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors 8. Approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights 2 years 1 year Abstain 3 years FOLD AND DETACH HERE If you plan to attend the annual meeting on May 10, 2011, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting. No cameras, camera phones, computers, electronic devices, recording equipment, large bags or packages will be permitted in the annual meeting. This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plans is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. 4. Approval of the Company’s executive compensation 1. ELECTION OF DIRECTORS Nominees: 1.1 Stephen A. Thorington 1.2 David L. Porges 1.3 James E. Rohr 1.4 David S. Shapira (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions FOR ALL WITHHOLD FOR ALL *EXCEPTIONS The Board of Directors recommends a vote FOR all nominees, FOR Items 2 through 4 and 6 through 8 and FOR “1 Year” on Item 5. If you vote your shares by mailing the Direction Card, your Direction Card must be received at the address on the enclosed envelope by May 5, 2011. Internet and telephone voting is available through 11:59 PM Eastern Time May 5, 2011. Your telephone or Internet vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Direction Card.

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 To view the 2010 Form 10-K and 2011 Proxy Statement and form of Direction Card on the Internet, go to: http://bnymellon.mobular.net/bnymellon/eqt EQT CORPORATION 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation common stock held in your account in the EQT Corporation Employee Savings Plan and/or the Employee Savings and Protection Plan (“Plans”) at the Annual Meeting of Shareholders of EQT Corporation to be held on May 10, 2011 at 10:30 a.m. local time, in the EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows: To have the Trustee vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR the ratification of Ernst & Young LLP as independent registered public accountants, FOR the approval of the 2011 Executive Short-Term Incentive Plan, FOR the approval of the Company’s executive compensation, FOR the “1 Year” alternative noted in Item 5, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors, and FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights in their entirety, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, the Trustee of the Plans will vote the shares represented by this Direction Card in proportion to the way other plan participants voted their shares. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. If you fail to provide voting instructions, either by telephone, Internet, or by completing, signing and returning this card, your shares will be voted by the Trustee of the Plans in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR the ratification of Ernst & Young LLP as independent registered public accountants, FOR the approval of the 2011 Executive Short-Term Incentive Plan, FOR the approval of the Company’s executive compensation, FOR the “1 Year” alternative noted in Item 5, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors, and FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights in their entirety. Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS TUESDAY, MAY 10, 2011 10:30 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! You can vote by Internet, telephone or mail. See the instructions on the other side of this direction card. Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# 91995-bl

March 24, 2011 TO: EQT Corporation Holders of Restricted Shares Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Tuesday, May 10, 2011. Included is a card requesting your voting instructions for the restricted shares of EQT Corporation common stock held in your Long-Term Incentive Plan account. The shares listed on the attached direction card may not be voted by Internet or telephone. Your instructions must be delivered to the Plan Administrator via the enclosed direction card. The shares of EQT Corporation common stock, which you hold in one or both of EQT Corporation’s Long-Term Incentive Plans, will be voted by the Plan Administrator in accordance with your instructions. Please note that if your instructions are not received by Friday, April 29, 2011, the Plan Administrator will not vote such uninstructed shares. Please submit your voting instructions to Nicole H. King in the enclosed envelope as soon as possible. Thank you. EQT CORPORATION Pittsburgh, Pennsylvania

Your Direction Card must be received at the address on the enclosed envelope by April 29, 2011. Please mark your votes as indicated in this example X EQT CORPORATION Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 5. Recommendation on the frequency with which the Company should hold an advisory vote on executive compensation 2. Ratify Appointment of Ernst & Young LLP as independent registered public accountants 3. Approval of the 2011 Executive Short-Term Incentive Plan 6. Approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections 7. Approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors 8. Approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights 2 years 1 year Abstain 3 years FOLD AND DETACH HERE This Direction Card when properly executed will be voted in the manner directed herein. The Plan Administrator is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. If no direction is made, this Direction Card will not be voted. If you plan to attend the annual meeting on May 10, 2011, you must obtain an admission ticket by checking the box below and returning the Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222. Seating is limited and will be offered on a “first come, first served” basis. Shareholders must present a form of photo identification, such as a driver’s license, in order to be admitted to the annual meeting. No cameras, camera phones, computers, electronic devices, recording equipment, large bags or packages will be permitted in the annual meeting. 4. Approval of the Company’s executive compensation 1. ELECTION OF DIRECTORS Nominees: 1.1 Stephen A. Thorington 1.2 David L. Porges 1.3 James E. Rohr 1.4 David S. Shapira (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions FOR ALL WITHHOLD FOR ALL *EXCEPTIONS The Board of Directors recommends a vote FOR all nominees, FOR Items 2 through 4 and 6 through 8 and FOR “1 Year” on Item 5. WO# 91989

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 To view the 2010 Form 10-K and 2011 Proxy Statement and form of Direction Card on the Internet, go to: http://bnymellon.mobular.net/bnymellon/eqt EQT CORPORATION 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Plan Administrator to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation common stock held in your restricted share account in the EQT Corporation 1999 Long-Term Incentive Plan and/or 2009 Long-Term Incentive Plan at the Annual Meeting of Shareholders of EQT Corporation to be held on May 10, 2011 at 10:30 a.m. local time, in the EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting thereof, as follows: To have the Plan Administrator vote in accordance with the Board of Directors’ recommendations FOR the election of all nominees for director, FOR the ratification of Ernst & Young LLP as independent registered public accountants, FOR the approval of the 2011 Executive Short-Term Incentive Plan, FOR the approval of the Company’s executive compensation, FOR the “1 Year” alternative noted in Item 5, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors, and FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights in their entirety, check the corresponding boxes next to the proposals listed on the reverse side of this card. Where a vote is not specified on a returned Direction Card or the Direction Card is not returned, your shares will not be voted. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR the ratification of Ernst & Young LLP as independent registered public accountants, FOR the approval of the 2011 Executive Short-Term Incentive Plan, FOR the approval of the Company’s executive compensation, FOR the “1 Year” alternative noted in Item 5, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to adopt a majority voting standard for uncontested director elections, FOR the approval of an amendment to the Company’s Restated Articles of Incorporation related to vacancies in the Board of Directors, and FOR the approval of an amendment to the Company’s Restated Articles of Incorporation to eliminate shareholder pre-emptive rights in their entirety. Please sign and date on the reverse side and return the direction Card promptly using the enclosed envelope. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS TUESDAY, MAY 10, 2011 10:30 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! See the instructions on the other side of this direction card. Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# 91989